SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

July 11, 2001
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

ROPER INDUSTRIES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE
(STATE OR OTHER JURISDICTION OF INCORPORATION)

                    1-12273                                                          51-026-3969
              (COMMISSION FILE NUMBER)         (IRS EMPLOYER IDENTIFICATION NO.)

160 BEN BURTON ROAD, BOGART, GEORGIA 30622
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

(706) 369-7170
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

NA
(FORMER ADDRESS)

ITEM 5. OTHER EVENTS.

Roper Industries, Inc. has appointed, effective July 15, 2001, First Union National Bank as its Transfer Agent, Registrar and Rights Agent for the Company’s common stock. First Union will succeed SunTrust Bank Atlanta, Inc. Commencing July 15, shareholder matters, such as transfer of shares, stock transfer requirements, missing stock certificates and changes of address, should be directed to First Union at the following address and telephone number:

First Union National Bank Shareholder Services Group 1525 W. WT Harris Blvd., 3C3 Charlotte, North Carolina 28288-1153 Telephone Numbers: 704/590/0394 or toll-free 800/829-8432

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Roper Industries, Inc. ———————————————— (Registrant)

Date: July 11, 2001	By: /s/ Martin S. Headley —————————————— Martin S. Headley, Vice President and Chief Financial Officer